SCHEDULE 14A INFORMATION



   Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934



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Filed by a Party other than the Registrant [  ]

Check the appropriate box:

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[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
     6(e)(2))

                         MICROPOINT, INC.
         (Name of Registrant as Specified In Its Charter)
             _______________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X ] No fee required
[  ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11

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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)  Proposed maximum aggregate value of transaction:
     5)  Total fee paid:

[  ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
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     4)  Date Filed:

                         MICROPOINT, INC.

                       6906 South 300 West
                        Midvale, UT 84047

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         October 14, 1998


     NOTICE is hereby given that the Annual Meeting of Stockholders of Micropoint, Inc. (the "Company") will be held at the Courtyard by Marriott, 10701 South Holiday Park Drive, Sandy, Utah 84070, at 9:00 a.m. (local time) on October 14, 1998, for the following purposes:

   1. To consider a proposal to amend the Certificate of Incorporation to provide that the board of directors of the corporation is to consist of three classes of directors, with one class elected at each annual meeting of the stockholders for a term of three years.

   2.  To elect three members of the board of directors.

   3. To consider a proposal to increase the number of shares of common stock that may be issued under the Micropoint, Inc. Omnibus Stock Option Plan.

   4. To consider a proposal to amend the Certificate of Incorporation to eliminate the ability of the Company's stockholders to act by written consent.

   5. To transact such other business as may properly come before such meeting or any adjournments thereof.

     The record date for the meeting is the close of business on September 14, 1998 and only the holders of Common Stock of the Company on that date will be entitled to vote at such meeting or any adjournment thereof.


                                    By order of the Board of Directors


                                    /s/ Douglas M. Odom
                                    -------------------
                                    President


September 19, 1998


                 Please Return Your Signed Proxy

PLEASE COMPLETE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING. IT WILL, HOWEVER, HELP ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

                         PROXY STATEMENT
                         ---------------

                         MICROPOINT, INC.
                       6906 South 300 West
                        Midvale, UT 84047
                        -----------------

                  ANNUAL MEETING OF STOCKHOLDERS

                   To Be Held October 14, 1998
                   ---------------------------

                           INTRODUCTION

     This Proxy Statement is being furnished to holders of Micropoint, Inc. (the "Company") common stock, par value $0.001 per share ("Common Stock"), in connection with the solicitation of proxies by the Company for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Courtyard by Marriott, 10701 South Holiday Park Drive, Sandy, Utah 84070, at 9:00 a.m. (local time) on October 14, 1998, and at any adjournment(s) or postponement(s) thereof. This Proxy Statement, the enclosed Notice and the enclosed form of proxy are being first mailed to stockholders of the Company on or about September 18, 1998.

VOTING AT THE ANNUAL MEETING

     The Board of Directors of the Company (the "Board") has fixed the close of business on September 14, 1998, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were outstanding 15,864,779 shares of the Company's Common Stock held by approximately 397 holders of record. On the Record Date there were no shares of the Company's Common Stock held as treasury stock by the Company. Holders of record of the Company's Common Stock on the Record Date are entitled to cast one vote per share, exercisable in person or by properly executed proxy, with respect to each matter to be considered by them at the Annual Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum at the Annual Meeting.

     Common Stock will be voted in accordance with the instructions indicated in a properly executed proxy. If no instructions are indicated, such stock will be voted as recommended by the Board. If any other matters are properly presented to the Annual Meeting for action, the person(s) named in the enclosed form(s) of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. Broker non-votes and abstentions are not treated as votes cast for purposes of any of the matters to be voted on at the meeting. A stockholder who has given a proxy may revoke it by voting in person at the meeting, or by giving written notice of revocation or a later-dated proxy to the Secretary of the Company at any time before the closing of the polls at the meeting. Any written notice revoking a proxy should be sent to Micropoint, Inc., 6906 South 300 West, Midvale, UT 84047, Attention: Secretary.

     The Company's Bylaws require the affirmative vote of a plurality of the votes cast at the meeting for the election of directors and the affirmative vote of a majority of the votes cast at the meeting for the approval of the proposed amendments to the Company's Certificate of Incorporation and Omnibus Stock Option Plan. The Board recommends that holders of the Company's Common Stock vote FOR the approval of election of the directors proposed by the Board, FOR the approval of the proposed amendments to the Company's Certificate of Incorporation and FOR the approval of the proposed amendments to the Company's Omnibus Stock Option Plan.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

1.  Election of Directors

Board of Directors

     The Company's three member Board is currently elected annually. It is proposed that the Board be divided into three classes. One class of directors would be elected at each annual meeting of stockholders for a three-year term. Each year a different class of directors will be elected on a rotating basis.

     At this meeting Jeffrey A. Coleman, Don M. Jackson and Douglas M. Odom have been nominated by the Board for election to the class whose terms expire at the 1999, 2000 and 2001 annual meetings, respectively. The persons nominated are currently directors of the Company.

     Unless otherwise specified, proxy votes will be cast for the election of the nominee as directors for the periods specified. If any such person should be unavailable for election, the Board may designate a substitute nominee. It is intended that proxy votes will be cast for the election of such substitute nominees. Stockholder nominations of persons for election as directors are subject to the notice requirements described under the caption "Other Matters" appearing later in this proxy statement. Election of the nominee director requires the affirmative vote of a plurality of the votes cast at the meeting for the election of directors.

     The following pages contain information concerning the nominees. Unless the context otherwise requires, all references in this Proxy to the "Company" shall mean Micropoint, Inc. ("Micropoint") and its wholly owned subsidiary, Sensitron, Inc. ("Sensitron"), a Utah corporation, and the wholly owned subsidiaries of Sensitron, Flexpoint, Inc. ("Flexpoint"), a Utah corporation and Technology and Machine Company, Inc. ("Tamco"), a Utah corporation, on a consolidated basis and, where the context so requires, shall include their predecessors.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION AS A DIRECTOR OF THE NOMINEES NAMED HEREIN.

Directors and Executive Officers of the Company.

     Set forth below is certain information concerning each of the directors and executive officers of the Company as of September 1, 1998.


                                                                 With the
Name                Age    Position                            Company Since
----                ---    --------                            -------------
Douglas M. Odom     38     President, Chief Executive Officer
                           and Director                        1995

Jeffrey A. Coleman  37     Director                            1998

Don M. Jackson, Jr. 63     Director                            1998


     Douglas M. Odom. Mr. Odom has been the President, Chief Executive Officer and of director of Micropoint since April 1998, and has held the same positions with respect to Flexpoint since 1995 and with respect to Sensitron since 1996. From 1993 to 1995, Mr. Odom served as the Marketing and Sales Manufacturing Director of Xymox Technologies, Inc. Xymox Technologies, Inc. is one of the world's largest manufacturers of membrane switches and related electronic interface devices. Prior to his employment at Xymox Technologies, Inc., Mr. Odom was a key executive in the reorganization of EECO, Inc. from a public company in bankruptcy to private company posting profits and positive cash flow. From 1985 to 1990, Mr. Odom was Vice president of Operations of Comptec, Inc., a world-wide plastic injection molder and electronic device corporation. From 1983 to 1985, Mr. Odom was the manager of manufacturing engineering at AMP Keyboard Technologies. Mr. Odom received a bachelors degree in General Science/Chemistry from Grinnell College, Grinnell, Iowa in 1982. He completed his masters studies at the American Graduate School of International Management in Glendale, Arizona and furthered graduate studies at Harvard University, Cambridge, MA.

     Jeffrey A. Coleman. Mr. Coleman has been a director of Micropoint since April 1998, and served as a director of Sensitron since January 1998. Mr. Coleman has been managing member of Coleman Capital Partners, a private equity investment group, since 1996. From 1985 to 1997 he was Director of Operations for the Pyramid Group, a national real estate development, investment and management firm. From 1982 to 1983 he was a consultant in the Management Information Consulting Division of Arthur Andersen & Co. Mr. Coleman received an MBA from the Amos Tuck School of Business at Dartmouth College and a BA (honors) from Stanford University.

     Don M. Jackson, Jr. Dr. Jackson has been a director of Micropoint since April 1998, and served as a director of Sensitron since January 1998. Dr. Jackson founded Global Semi-conductor Technology, LLC, in May 1995. Global Semi-conductor Technology, LLC is in the semiconductor business and Dr. Jackson has been President and Chairman since inception of that company. From August 1992to May 1995, he was President and Chief Executive Officer of Westech Systems, a microelectronics processing equipment company. Dr. Jackson was also President and COO of IPEC, which merged with Westech Systems. From January 1992 to July 1992 he was COO of Brockson Investment Corporation, an investment banking firm. From 1990 to 1992 he was President and CEO of the Arana Group, Inc., a microelectronics automation consulting firm. Dr. Jackson was President and CEO of Microelectronic Packaging, Inc., a microelectronics packaging company, from 1987 to 1990. From 1985 to 1987 he was President and CEO of Superwave Technology, Inc., a semiconductor equipment business and was Founder and President of Advanced Semiconductor Materials America, Inc., which operated in the semiconductor field. From 1959 to 1984 he held various research and management positions in the semiconductor industry. Dr. Jackson is a director of M & I Thunderbird Bank and Advanced Control Technologies and received a Ph.D. in Physics from Iowa State University.

     Executive officers of the Company are elected by the Board on an annual basis and serve at the discretion of the Board.

     The Board presently does not have any committees.

Board Meetings and Directors' Attendance

     The members of Micropoint's present Board were not appointed until April 1998, upon completion of an acquisition whereby Micropoint acquired Sensitron (the "Acquisition"). As a result, no incumbent director attended fewer than 75 percent of the Board meetings during Micropoint's fiscal year ended March 31, 1998. The prior Board took action by unanimous consent on three occasions and did not hold any meetings during the fiscal year ended March 31, 1998.

Certain Relationships And Related Transactions

     Mr. Jehu Hand, an officer and director of Micropoint prior to the April 1998 Acquisition, acted as legal counsel Micropoint. In December 1997, the Company issued 726,200 shares of Common Stock in connection with the conversion of certain convertible debentures held by Mr. Hand, dated April 1, 1995, in the principal amount of $2,421.

Security Ownership of Management and Certain Beneficial Owners

     The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of September 1, 1998, for: (i) each person who is known by the Company to beneficially own more than 5 percent of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the Company's Named Executive Officers (defined below), and (iv) all directors and executive officers as a group. As of September 1, 1998, the Company had 15,864,779 shares of Common Stock outstanding.

                              Shares
Name and Address           Beneficially    Percentage of
of Beneficial(1)             Owned(2)         Total(2)     Position
----------------             --------         --------     --------

Douglas Odom                 390,000(3)       2.4%         President, CEO and
                                                           Director

Jeffrey A. Coleman           195,000(4)       1.2%         Director

Don M. Jackson, Jr.            --              --          Director

All officers and
directors as
a group (3 persons)          585,000          3.6%

Bull Ventures, Ltd.
Katerina Court
101 E Hill Place
Nassau, Bahamas              890,445          5.6%

Northridge Investment, LLC
47 E. 7200 South, #221
Midvale, UT 84047            1,661,500(5)    10.5%

John Sindt
47 E. 7200 South, #221
Midvale, UT 84047            1,366,610(6)     8.4%

Jules A. DeGreef
47 E. 7200 South, #201
Midvale, UT 84047            2,202,042(7)    13.9%

(1) Except where otherwise indicated, the address of the beneficial owner is deemed to be the same address as the Company.

(2) Beneficial ownership is determined in accordance with SEC rules and generally includes holding voting and investment power with respect to he securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for computing the percentage of the total number of shares beneficially owned by the designated person, but are not deemed outstanding for computing the percentage for any other person.

(3) Includes vested options to purchase 390,000 shares. Does not include options to acquire an additional 130,000 shares of Common Stock vest on each of the following dates, March 31, 1999, 2000 and 2001, provided Company achieves certain performance criteria to be determined by the Board.

(4) Includes 195,000 shares owned by a limited liability company controlled by Coleman Capital Partners, of which Mr. Coleman is a partner.

(5)  These shares are also beneficially owned by Mr. John Sindt and Mr. Jules
A. DeGreef as described in footnotes 6 and 7 below. These shares do not include shares, warrant or options owned by Messrs. Sindt and DeGreef, as to which shares Northridge Investment LLC has disclaimed beneficial ownership.

(6) Includes warrants to purchase 15,860 shares owned by Mr. Sindt, warrants to purchase 455,000 shares held of record by Mr. DeGreef and 895,750 shares held by Northridge Investment LLC. Does not include any shares held by Bull Ventures, Ltd., a Bahamas company with which Mr. Sindt is affiliated, and as to which shares Mr. Sindt has disclaimed beneficial ownership.

(7) Includes 461,292 shares and options and warrants to purchase 975,000 shares owned by Mr. Sindt and 765,750 shares held by Northridge Investment LLC. Does not include warrants to acquire 455,000 shares that are held of record by Mr. DeGreef, but which Messrs. Sindt and DeGreef report to be beneficially owned by Mr. Sindt and any shares held by Bull Ventures, Ltd., a Bahamas company with which Mr. DeGreef is affiliated, and as to which shares Mr. DeGreef has disclaimed beneficial ownership.

     The Company is not aware of any arrangements, the operation of which may, at a subsequent date, result in a change in control of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officer, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

     Based solely on the Company's review of such forms furnished to the Company and representations from certain reporting persons, management believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders were complied with during the fiscal year ended March 31, 1998, except that Mr. Jehu Hand has not reported the conversion of an outstanding promissory note into approximately 242,066 shares of the Company's Common Stock in December 1997.

Change in Control

     In April 1998, Micropoint consummated an Agreement and Plan of Reorganization (the "Agreement") with Sensitron pursuant to which Sensitron became a wholly owned subsidiary of Company. As a result of the Agreement, the former stockholders of Sensitron became the controlling stockholders of Micropoint when their Sensitron securities were exchanged for Micropoint securities. In addition, the officers and directors of Sensitron became the officers and directors of Micropoint.

Report on Executive Compensation

     The Company does not have a compensation committee. As a result, the following report was prepared by the Board.

Executive Compensation Philosophy

     The Company attempts to design executive compensation to achieve two principal objectives. First, the program is intended to be fully competitive so that the Company may attract, motivate and retain talented executives. Second, the program is intended to create an alignment of interests between the Company's executives and stockholders such that a significant portion of each executive's compensation varies with business performance.

     The Committee's philosophy is to pay competitive annual salaries, coupled with a leveraged incentive system that pays more than competitive total compensation for performance exceeding financial goals and Company objectives. The leveraged incentive system consists of annual compensation, bonuses and stock compensation consisting primarily of stock options.

     Based on assessments by the Board, the Board believes that the Company's compensation program for the Named Executive Officer has the following characteristics that serve to align executive interests with long-term stockholder interests:

     a. Emphasizes "at risk" pay such as bonuses, options and long-term incentives.

     b.  Emphasizes long-term compensation in the form of options.

     c. Rewards financial results and promotion of Company objectives rather than individual performance against individual objectives.

     The Omnibus Reconciliation Act of 1993 (OBRA) established certain requirements in order for compensation exceeding $1 million earned by certain senior executives to be deductible. The Company's executive compensation programs have been structured to comply with OBRA. The actions of the Board regarding the compensation paid, or to be paid, to executive management, have also complied with OBRA. However, the Board reserve the right to forego deductibility if in its discretion it believes a particular compensation program or payment is consistent with the overall best interests of the Company and its stockholders. In addition, the compensation received by certain individuals under the Company's Omnibus Stock Option Plan (the "Plan") may fall outside the deductibility limitations of OBRA if the Company is highly successful as reflected in the Company's stock price and/or income.

Annual Salaries

     Salary ranges and increases for executives, including the CEO/Named Executive Officer, are established annually based on competitive data. Within those ranges, individual salaries vary based upon the individual's work experience, performance, level of responsibility, impact on the business, tenure and potential for advancement within the organization. Annual salaries for newly-hired executives are determined at time of hire taking into account the above factors other than tenure.

Short-Term Incentives

     The Company provides short-term incentives in the form of discretionary cash bonuses based on financial performance, promotion of the Company's objectives and the Company's cash position. Bonuses are awarded to management and others on the basis of the individual's work experience, performance, level of responsibility, impact on the business, tenure and potential for advancement within the organization.

Long-Term Incentives

     Under the Plan, the Company is authorized to grant options to purchase up to 5,237,050 shares of the Company's Common Stock. The Company has granted Stock Options to purchase 5,237,050 shares of Common Stock pursuant to the Plan. Of these Stock Options, approximately 3,380,105 are currently exercisable and 1,852,500 vest over time. All of the Stock Options expire five years after the date of grant.

     The grant of options to key employees encourages equity ownership and closely aligns management interests with the interests of stockholders. Additionally, because options are subject to forfeiture if the employee leaves the Company, options provide an incentive to remain with the Company long term.

     At least annually, the Board intends to review the advisability of granting options to members of management having strategic impact on product, staffing, technology, pricing, investment or policy matters. The aggregate number of options granted to management is based on the value of each individual's actual and potential contributions to the Company as well as competitive norms.

Corporation Performance and CEO Pay

     Certain significant events that relate to corporation performance and CEO pay for the fiscal year ended March 31, 1998 are discussed below. Note that during such fiscal year Mr. Odom received substantially all of his compensation from Flexpoint and Micropoint had no operations and paid no salaries.

     In May 1997, the Company entered into a License Agreement whereby the Company granted to Ohio Art the exclusive worldwide right to sell products incorporating the Company's technology in the toy, traditional games and video game markets. The Agreement provided for certain up-front fees and minimum royalties in order for Ohio Art to maintain such exclusive rights. Ohio Art has sublicensed the technology to other companies. Currently it is projected over five million sensors will be purchased in 1998 for toys alone. While there is no assurance, however, that any or all of the projected sensor sales will occur the existing sensor production in this area has been a significant achievement.

     In November and December 1997 the technology was showcased as a seat sensor by Lear Corporation in Germany, France and Spain. Other European corporations have expressed interest in the seat sensor. In February 1998, Lear demonstrated this technology in a new system and is currently being shown around the world.

     The Company has entered into a Purchase and Supply Agreement with Delphi Automotive Systems ("Delco") for Flexpoint to supply its proprietary sensor mats to Delco for integration into a weight based suppression system for use in automotive applications. The sensor mat is currently in the development stage and Flexpoint and Delco are working together to extensively develop the sensor mat.

     To date, five patents and four patents pending in the United States, four patent applications in foreign countries are held by the Company and licensed to Flexpoint. To date, during 1998 the Company has raised approximately three (3) million dollars through the sale of equity and equity related documents.

     The Board believes that Mr. Douglas M. Odom's compensation package aligns his interests with those of the stockholders. During fiscal 1998, Mr. Odom received an $120,000 salary, $10,000 bonus and options to acquire 65,000 shares of the Company's Common Stock under the Plan. See Summary Compensation Table for description of other compensation amounts.

     Members of the Board are Douglas M. Odom, Jeffrey A. Coleman and Don M. Jackson, Jr.

Performance Graph

     There is presently no trading market for the Company's securities.

Executive Compensation

     The tables below set forth certain information concerning compensation paid by the Company to its Chief Executive Officer and all other executive officers with annual compensation in excess of $100,000 (determined for the year ended March 31, 1998) (the "Named Executive Officers"). The tables include information related to stock options granted to the Named Executive Officers.

     Summary Compensation Table. The following table provides certain information regarding compensation paid by the Company to the Named Executive Officers.

                    SUMMARY COMPENSATION TABLE

                           Annual Compensation       Long-Term Compensation Awards
                           -------------------       -----------------------------
                                                                Securities
Name and                                            Restricted  Underlying   LTIP   All Other
Principal                             Other Annual    Stock     Options/   Payouts Compensation
Position   Year  Salary($) Bonus($) Compensation($) Awards($)   SARs(#)     ($)       ($)
--------   ----  --------- -------- --------------- ---------   -------    -------  --------
Douglas
M. Odom(1) 1996  103,750    --         --              --        65,000(2)   --      --
President,
CEO and    1997  120,000    --         --              --       195,000(2)   --      --
Director   1998  120,000   10,000      --              --        65,000(3)   --      --


(1) Note Summary Compensation Table reflects salary and bonus compensation paid by Flexpoint to Mr. Odom. Mr. Odom received no compensation from Micropoint, Sensitron or TAMCO during the periods specified.
(2)  All of said options have vested.
(3)  All of said options vest on October 31, 1998.

     Option/SAR Grants in Last Fiscal Year. The following table provides certain information regarding option/SAR grants to the Named Executive Officers.

              OPTION/SAR GRANTS IN LAST FISCAL YEAR
                  FISCAL YEAR END OPTION VALUES

                    Number of   Percent of
                   Securities     total
                   Underlying   options/SARs
                    Options/     granted to    Exercise or
                      SARs      employees in   base price       Expiration
Name                granted(#)  fiscal year      ($/Sh)            date
----                ----------  -----------      ------            ----
Douglas M. Odom(1)  130,000     3.89%            $.16              2002
Douglas M. Odom(1)   65,000     1.94%            $.77              2003

(1) Options to acquire 325,000 shares of Common Stock are currently vested and options to acquire 65,000 shares of Common Stock vest on October 31, 1998. Options to acquire an additional 130,000 shares of Common Stock vest on each of the following dates, March 31, 1999, 2000 and 2001, provided Company achieves certain performance criteria to be determined by the Board. These options became obligations of Micropoint as part of the Acquisition.

Compensation of Directors

     No cash fees or other consideration was paid to directors of Micropoint for service on the Board during the fiscal year ended March 31, 1998. During the fiscal year ended March 31, 1999 and for the next three years thereafter, it is anticipated that the non-employee directors will be compensated for service on the Board through the grant of stock options to purchase 80,000 shares of the Company's Common Stock which stock options will likely be exercisable at fair market value on the date of grant. The options will vest annually at a rate of 20,000 options per year. Directors of the Company who are also officers or employees of the Company are not expected to receive any additional compensation for their service as directors. All directors are entitled to reimbursement for reasonable expenses incurred in the performance of their duties as Board members. The Company has made no other agreements regarding compensation of directors.

Employment Agreements

     Effective December 31, 1997, Flexpoint entered into an employment agreement with Mr. Odom as its Chief Executive Officer. Under the Employment Agreement, Flexpoint pays Mr. Odom an annual base salary of $120,000 per year plus such discretionary bonus as the Flexpoint Board of Directors may deem appropriate. The Employment Agreement has an initial term of three years and will be automatically renewed for one or more successive one-year terms (the "Renewal Terms") unless terminated by either party. The Employment Agreement also provides the Mr. Odom with options to acquire 455,000 shares of Common Stock of Micropoint at an exercise price between $.16 and $.77 per share under the Micropoint Omnibus Stock Option Plan (the "Plan"). Of said options, options to acquire 65,000 shares of Common Stock vested on October 31, 1998 and options to acquire 325,000 shares of Common Stock have vested. Options to acquire an additional 130,000 of Common Stock vest on March 31, 1999, 2000 and 2001 provided Company achieves certain performance criteria to be determined by the Board. These options became obligations of Micropoint as part of the Acquisition. The Company does not have employment agreements with any of its other employees.

Indemnification for Securities Act Liabilities

     Delaware law authorizes, and the Company's Bylaws and Indemnity Agreements provide for, indemnification of the Company's directors and officers against claims, liabilities, amounts paid in settlement and expenses in a variety of circumstances. Indemnification for liabilities arising under the Act may be permitted for directors, officers and controlling persons of the Company pursuant to the foregoing or otherwise. However, the Company has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

Stock Options

     The Company has adopted an Omnibus Stock Option Plan for the benefit of officers, directors, employees and consultants of the Company. Options to acquire an aggregate of 5,237,050 shares of Common Stock of Micropoint have been authorized under the Plan. The Plan will permit the Company to grant "non-qualified stock options" and/or "incentive stock options" to acquire shares of the Company's

Common Stock. The total number of shares authorized for the Plan may be allocated between the non-qualified stock options and the incentive stock options from time to time, subject to certain requirements of the Internal Revenue Code of 1986, as amended (the "Code").

The Plan is currently being administered by the Board, which will select optionees and determine the number of shares of Common Stock subject to each option. The Plan provides that no option which is to be a qualified option may be granted at an exercise price less than the fair market value of the Common Stock of the Company on the date of a the grant and in all cases the term of the stock option shall not exceed ten years. Options to acquire 5,237,050 shares of Common Stock at exercise prices ranging from $.16 to $.77 are presently outstanding under the Plan.

Compensation Committee Interlocks and Insider Participation

     No executive officers of the Company serve on the Compensation Committee (or in a like capacity) for the Company or any other entity.

2. Approval of the proposal to amend the Certificate of Incorporation to provide that the Board of Directors of the Corporation is to consist of three classes of directors, with one class elected at each annual meeting of the stockholders for a term of three years.

     The Company's three Board members are currently elected annually. At a meeting held on October 14, 1998, the Board adopted a resolution to amend, subject to stockholder approval, the Certificate of Incorporation to divide the Board into three classes. One class of directors would be elected at each annual meeting of stockholders for a three-year term. Each year a different class of directors will be elected on a rotating basis. Amendments to this provision would be allowed only with the approval of a two-thirds vote of all the outstanding stock entitled to vote. The amendment would be effected by amending Article Fifth of this Company's Certificate of Incorporation to read in its entirety substantially as follows:

FIFTH: The business and affairs of the corporation shall be managed under the direction of the board of directors. The exact number of directors shall be fixed from time to time by, or in the manner provided in, the Bylaws of the corporation and may be increased or decreased as therein provided. Directors of the corporation need not be elected by ballot unless required by the bylaws.

     The directors shall be divided into three classes. Each such class shall consist, as nearly as may be possible, of one-third of the total number of directors, and any remaining directors shall be included within such group or groups as the board of directors shall designate. A class of directors shall be elected for a one-year term, a class of directors for a two-year term and a class of directors for a three-year term. At each succeeding annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal an possible, but in no case shall a decrease in the number of directors shorten the term or any incumbent director. A director may be removed from office for cause only and, subject to such removal, death, resignation, retirement or disqualification, shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and qualified. No alteration, amendment or repeal of this Article FIFTH or the bylaws of the corporation shall be effective to shorten the term of any director holding office at the time of such alteration, amendment or repeal, to permit any such director to be removed without cause, or to increase the number of directors in any class or in the aggregate from that existing at the time of such alteration, amendment or repeal, until the expiration of the terms of office of all directors then holding office, unless (i) in the case of this Article FIFTH, such alteration, amendment or repeal has been approved by the affirmative vote of two-thirds of the shares of stock of the corporation outstanding and entitled to vote thereon, or (ii) in the case of the bylaws, such alteration amendment or repeal has been approved by either the affirmative vote of two-thirds the holders of all shares of stock of the corporation outstanding and entitled to vote thereon or by a vote of a majority of the entire board of directors.

     To the extent that any holders of any class or series of stock other than Common Stock issued by the corporation shall have the separate right, voting as a class or series, to elect directors, the directors elected by such class or series shall be deemed to constitute an additional class of directors and shall have a term of office for one year or such other period as may be designated by the provisions of such class or series providing such separate voting right to the holders of such class or series of stock, and any such class of directors shall be in addition to the classes designated above. Any such directors so elected shall be subject to removal in such manner as may be provided by law.

     The proposed revisions to Article Fifth are intended to discourage attempts at a non-negotiated takeover. The proposed amendment could have the effect of (i) discouraging attempts at non-negotiated takeovers of the Company which may provide for stockholders to receive a premium price for their stock or (ii) delaying or preventing a change of control of the Company which some stockholders may believe is in their interest.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO PROVIDE THAT THE BOARD OF DIRECTORS OF THE CORPORATION IS TO CONSIST OF THREE CLASSES OF DIRECTORS, WITH ONE CLASS ELECTED AT EACH ANNUAL MEETING OF THE STOCKHOLDERS FOR A TERM OF THREE YEARS.

3. Approval of proposal to increase the number of shares of common stock that may be issued under the Micropoint, Inc. Omnibus Stock Option Plan.

     At the Annual Meeting, stockholders will be asked to approve an increase in the number of shares of the Company's common stock that may be issued pursuant to the Micropoint, Inc. Omnibus Stock Option Plan (the "Option Plan"). Currently the issuance of 5,237,050 shares are authorized under the Option Plan and it is proposed that this number be increased to 6,000,000 shares. A copy of the Option Plan is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. The description below of the Option Plan is qualified in its entirety by reference to the complete text of the Option Plan. Terms not defined herein shall have the meanings set forth in the Option Plan.

Description of Principal Features of the Option Plan

     The Option Plan is intended to afford an incentive to employees, Board members and consultants of the Company and its subsidiaries to acquire or increase a proprietary interest in the Company, to become or continue as employees, Board members or consultants, to devote their best efforts on behalf of the Company and to align the interests of such persons with the Company's stockholders to promote the success of the Company's business.

     The Option Plan permits the Company to grant "non-qualified stock options" and/or "incentive stock options" to acquire the Company's Common Stock. The total number of shares authorized under the Option Plan may be allocated by the Board between the non-qualified stock options and the incentive stock options from time to time, subject to certain requirements of the Internal Revenue Code of 1986, as amended (the "Code").

     The principal objectives of the Option Plan are (i) to broaden the share ownership of the staff of the

Company and (ii) to create in effect a bonus program for management which compensates designated individuals with shares of the Company.

     It is proposed that a total of 6,000,000 shares will be allocated to the Option Plan which options are anticipated to be sufficient for the foreseeable future. Currently, 5,237,050 shares are authorized under the Option Plan and options to acquire all of such shares have been granted. It is intended that all of such shares will be drawn from the authorized stock. It is not anticipated that any of such shares will be purchased on the open market or allocated from treasury shares, if any.

Award Plan

     The grant of options or awards is dictated by the achievement of a mixture of individual and corporate performance goals determined by the Board or, at the Board's election, the Compensation Committee (the body administering the Option Plan is hereinafter referred to as either the Board or the Compensation Committee). Awards under the Option Plan will be focused on Company employees, Board members and consultants whose contribution and achievement can make a difference to Company financial performance and hence, indirectly, stockholder value creation. As of September 8, 1998, the Company had 19 employees and Board members.

     The Compensation Committee has made no determination with respect to who may receive grants of stock options under the Option Plan in the future. The specific structure of the Option Plan for this and subsequent years will be determined by the Compensation Committee.

     The Option Plan authorizes the Compensation Committee to grant "incentive stock options," ("ISO's") within the meaning of Section 422 of the Internal Revenue Code (the "Code"), and nonqualified stock options ("NQSO's"), pursuant to the applicable terms and conditions of the Option Plan and of the agreement evidencing such grant. The aggregate fair market value of the ISO's granted to any one optionee under the Option Plan, or any similar plan, that first become exercisable in any calendar year may not exceed $100,000.

     The option exercise price per share may not be less than the fair market value of a share of Common Stock on the date on which the option is granted unless, in the case of NQSO's, the Compensation Committee determines otherwise. Each option agreement shall provide the exercise schedule for the option as determined by the Compensation Committee (which may include a requirement for achieving performance goals), provided, that the Compensation Committee shall have the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be ten years from the date of the grant of the option unless otherwise determined by the Compensation Committee, provided, however, that in the case of an ISO, such exercise period shall not exceed ten years from the date of grant of such option. The exercise period is subject to early termination and accelerated vesting as provided in the Option Plan.

     Options granted under the Option Plan are not transferable other than by will or by the laws of descent and distribution or to a beneficiary upon the death of a grantee, and such options that may be exercisable shall be exercised during the lifetime of the grantee only by the grantee or his or her guardian or legal representative; except as otherwise provided in the Option Plan.

General

     The Option Plan is intended to satisfy the requirements of Rule 16b-3 promulgated under Section 16 of the Exchange Act ("Rule 16b-3") and, with respect to ISO's, to generally serve as a qualified performance-based compensation program under OBRA. However, the compensation received by certain individuals under the Company's Option Plan may fall outside the deductibility limitations of OBRA if the Company is successful as reflected in the Company's stock price and/or income.

     The Option Plan will be administered by the Compensation Committee of the Board. The

Compensation Committee determines (i) which employees/independent contractors of the Company and its subsidiaries shall be granted an option to acquire of stock; (ii) the number of shares into which the option is exercisable; (iii) the amount to be paid by a grantee upon exercise of an option or award; (iv) the time or times and the conditions subject to which options or awards may be made and become exercisable; and (v) the form of consideration that may be used to pay for shares issued upon exercise thereof. The Compensation Committee is also responsible for other questions involving the administration and interpretation of the Option Plan.

     The Board may from time to time suspend, terminate, modify or amend the Option Plan, but may not, without the approval of the Company's stockholders, increase the aggregate number of shares of Common Stock subject to the Option Plan (except for increases due to certain adjustments), decrease the minimum exercise price specified by the Option Plan in respect of ISO's or change the class of persons eligible to receive options or awards under the Option Plan or adopt any amendment for which stockholder approval is required under applicable Delaware law.

     The Board may terminate the Option Plan at any time. The termination of the Option Plan will not alter or impair any rights or obligations under any option or award previously granted under the Option Plan.
     The selection of the eligible individuals who will receive options under the Option Plan and the size and type of options is generally to be determined by the Compensation Committee in its discretion. The potential grant of options or awards in the future is not now determinable. Thus, it is not possible to predict the benefits or amounts that will be received by or allocated to particular individuals or groups of employees in the future.

Certain Federal Tax Consequences

     The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to options granted under the Option Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income tax consequences.

Incentive Stock Options

     The Company understands the federal income tax consequences of ISO's to be generally as follows: an employee receiving an ISO will not be in receipt of taxable income upon the grant of the ISO or upon its timely excise. Exercise of an ISO will be timely if made during its term and if the optionee remains an employee of the Company or its subsidiaries at all times during the period beginning on the date of the grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionee). Exercise of an ISO will also be timely if made at any time (provided it is exercisable by its terms) by the legal representative of an optionee who dies (i) while in the employ of the Company or its subsidiaries or (ii) within three months after termination of employment. The Option Plan, however, limits the right of the legal representative of any optionee who has died within one month of his or her termination of employment. Upon ultimate sale of the stock received upon such exercise, except as noted below, the optionee will recognize capital gain or loss (if the stock is a capital asset of the optionee) equal to the difference between the amount realized upon such sale and the option exercise price. The Company, under these circumstances, will not be entitled to any federal income tax deduction in connection with either the exercise of the ISO or the sale of such stock by the optionee.

     If, however, the stock acquired pursuant to such exercise of an ISO is disposed of by the optionee prior to the expiration of two years from the date of grant of the option or one year from the date that such stock is transferred to the optionee upon exercise (a "disqualifying disposition"), any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition as follows: (i) as ordinary income to the extent of the difference between the option exercise price and the lesser of the fair market value of the stock on the date the ISO is exercised and the amount realized on such disqualifying disposition and (ii) if the stock is a capital asset of the optionee, as capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date that governs the determination of his or her ordinary income. In such case, the Company may claim a federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income, provided the Company satisfies certain tax information reporting requirements.

     The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option exercise price will constitute an item of tax preference for purposes of the "alternative minimum tax" set forth in the Code.

Nonqualified Stock Options

In the case of NQSO's, the Company understands that the optionee will not generally be taxed upon grant of any such option. Rather, at the time of exercise of an NQSO, the optionee will, except as noted below, realize ordinary income for federal tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option exercise price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the optionee realizes ordinary income, provided the Company satisfies certain tax information reporting requirements. If stock so acquired is later sold or exchanged, then the difference between the sales price and the fair market value of such stock on the date of exercise of the option is generally taxable as long-term capital gain or loss if such stock is held for a sufficient period of time.

     THE BOARD HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED UNDER THE OPTION PLAN.

4. Approval of proposal to amend the Certificate of Incorporation to eliminate the ability of the Company's stockholders to act by written consent.

On September 5, 1998, the Board adopted a resolution to amend, subject to stockholder approval, the Certificate of Incorporation to state that "no action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied." Similarly, the Board approved changes to the Bylaws that have or will be effective to make the Bylaws consistent with the proposed amendment to the Certificate of Incorporation.

The Certificate of Incorporation is currently silent on the issue of stockholder action without a meeting and Section 9 of the Company's Bylaws specifically authorizes such action. The purpose proposed revision is intended to discourage attempts at a non-negotiated takeover without a stockholder meeting. The proposed amendment could have the effect of (i) discouraging attempts at non-negotiated takeovers of the Company which may provide for stockholders to receive a premium price for their stock or (ii) delaying or preventing a change of control of the Company which some stockholders may believe is in their interest.

THE BOARD HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO ELIMINATE THE ABILITY OF THE COMPANY'S STOCKHOLDERS TO ACT BY WRITTEN CONSENT.

Other Matters

Discretionary Authority

     At the time of mailing of this proxy statement, the Board was not aware of any other matters which might be presented at the meeting. If any matter not described in this Proxy Statement should properly be presented, the persons named in the accompanying proxy form will vote such proxy in accordance with their judgment.
Independent Public Accountants

     On June 24, 1998, the Board elected to retain Hansen Barnett & Maxwell ("HBM") as its independent auditor. Micropoint did not have a prior independent auditor. The decision to retain HBM was recommended by the Board.

Notice Requirements

     Any stockholder who desires to have a proposal included in the Company's proxy soliciting material relating to the Company's 1999 annual meeting of stockholders should send to the Secretary of the Company a signed notice of intent. This notice, including the text of the proposal, must be received no later than February 1, 1998.

Annual Report

     This Proxy Statement has been preceded or accompanied by an Annual Report for the fiscal year ended March 31, 1997. Stockholders are referred to such report for financial and other information about the activities of the Company, but such report is not to be deemed a part of the proxy soliciting material.

Expenses and Methods of Solicitation

     The expenses of soliciting proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or other means of communications, by directors, officers and employees of the Company and its subsidiaries, who will not receive additional compensation therefor. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of proxy solicitation material to certain beneficial owners of the Company's Common Stock, and the Company will reimburse such forwarding parties for reasonable expenses incurred by them.

By order of the Board of Directors,

By /s/ Douglas M. Odom
   -------------------
   President

                            APPENDIX A

                         MICROPOINT, INC.

                    OMNIBUS STOCK OPTION PLAN

                            ARTICLE I

                             Purpose

     The purpose of the Omnibus Stock Option Plan (the "Plan") is to enable Micropoint, Inc. (the "Company") to offer employees and directors of, and consultants to, the Company and its subsidiaries, options to acquire equity interests in the Company, thereby attracting, retaining and rewarding such persons, and strengthening the mutuality of interests between such persons and the Company's stockholders.

                            ARTICLE II

                           Definitions


     For purposes of the Plan, the following terms shall have the following meanings:

     2.1  "Award" shall mean an award under the Plan of any Stock Option.

     2.2 "Board" shall mean the Board of Directors of the Company.

     2.3 "Change of Control" shall mean the occurrence of any one of the following: (i) the Company enters into an agreement of reorganization, merger or consolidation pursuant to which the Company or a Subsidiary is not the surviving corporation, (ii) the Company sells substantially all its assets to a purchaser other than a Subsidiary, or (iii) other than in a transaction that has been approved by the Board, shares of stock of the Company representing in excess of 25% of the total combined voting power of all outstanding classes of stock of the Company or Parent are acquired, in one transaction or a series of transactions, by a single purchaser or group of related purchasers.

     2.4  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     2.5 "Committee" shall mean the Compensation Committee of the Board consisting of two or more Directors of the Company. If the Board has not established a Compensation Committee, the Committee shall consist of the Board.


     2.6 "Common Stock" shall mean the Common Shares, without par value, of the Company.

     2.7 "Consultant" shall mean any individual who is a consultant to the company or a subsidiary.

     2.8 "Director" shall mean any individual who is a member of the Board or the Board of Directors of a Subsidiary.

     2.9 "Disability" shall mean a disability that results in the termination of a Participant's employment with the Company or a Subsidiary, as determined pursuant to standard Company procedures.

     2.10 "Fair Market Value" for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the average of the high and low sales prices of a share of Common Stock as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or traded on any such exchange, the Nasdaq Stock Market ("Nasdaq"), or, if such sales prices are not available, the average of the bid and asked prices per share reported on Nasdaq, or, if such quotations are not available, the fair market value as determined by the Board, which determination shall be conclusive.

     2.11  "Incentive Stock Option" shall mean any Stock
Option awarded under the Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

     2.12 "Non-Qualified Stock Option" shall mean any Stock Option awarded under the Plan that is not an Incentive Stock Option.

     2.13 "Participant" shall mean an employee, Director or Consultant to whom an Award has been made pursuant to the Plan.

     2.14 "Stock Option" or "Option" shall mean any option to purchase shares of Common Stock granted pursuant to Article VI.

     2.15 "Subsidiary" shall mean any subsidiary of the Company, 80% or more of the voting stock of which is owned, directly or indirectly, by the Company.

     2.16 "Termination for Cause" shall mean a Termination of Employment that has been designated as a "termination for cause" pursuant to standard Company procedures.

     2.17 "Termination of Employment" shall mean a termination of employment with, or service as a Director or Consultant of, the Company and all of its Subsidiaries for reasons other than a military or personal leave of absence granted by the Company or any subsidiary.

                           ARTICLE III

                          Administration

     3.1 The Committee. The Plan shall be administered and interpreted by the Committee.

     3.2 Awards. The Committee shall have full authority to grant Stock Options, pursuant to the terms of the Plan, to persons eligible under Article
V. In particular, the Committee shall have the authority:

          (a) to select the persons to whom Stock Options may from time to time be granted hereunder;

          (b) to determine whether and to what extent Incentive Stock Options and Non-Qualified Stock Options, or any combination thereof, are to be granted hereunder to one or more persons eligible to receive Awards under Article V;

          (c) to determine the number of shares of Common Stock to be covered by each such Award granted hereunder; and

          (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the option price, the term of the option, and any provision affecting the exercisability or acceleration of, any Award).

     3.3 Guidelines. Subject to Article VII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award granted in the manner and to the extent it shall deem necessary to carry the Plan into effect. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant's consent, unless otherwise required by law.

     3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by the Committee arising out of or in connection with the Plan shall be final, binding and conclusive on the Company, all Participants and their respective heirs, executors, administrators, successors and assigns.

                            ARTICLE IV

                         Share Limitation

     4.1 Shares. The maximum aggregate number of shares of Common Stock which may be issued under the Plan shall be ____________ shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or issued Common Stock reacquired by the Company. If any Option granted under the Plan shall expire, terminate or be canceled for any reason without having been exercised in full, the number of unpurchased shares shall again be available for the purposes of the Plan.

     4.2 Changes. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a dividend or its equivalent which is credited to a Participant or a regular cash dividend), stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the maximum aggregate number of shares which may be issued under the Plan, in the number and option price of shares subject to outstanding options granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any Award shall always be a whole number.

                            ARTICLE V

                           Eligibility

     5.1 Employees. Officers and other employees of the Company and its Subsidiaries are eligible to be granted Awards under the Plan.

     5.2 Directors and Consultants. Directors and Consultants are eligible to be granted Awards under the Plan, provided that Directors and Consultants who are not employees of the Company or a Subsidiary may not be granted Incentive Stock options.

                            ARTICLE VI

                          Stock Options

     6.1 Options. Each Stock Option granted under the Plan shall be either an Incentive Stock Option or a Non-Qualified Stock Option.

     6.2 Grants. The Committee shall have the authority to grant to any person eligible under Article V one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify as an Incentive Stock Option shall constitute a separate Non-Qualified Stock Option.

     6.3 Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under
Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.

     6.4 Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a) Stock Option Contract. Each Stock Option shall be evidenced by, and subject to the terms of, a Stock Option Contract executed by the Company and the Participant. The Stock Option Contract shall specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, the number of shares of Common Stock subject to the Stock Option, the option price, the option term, and the other terms and conditions applicable to the Stock Option.

          (b) Option Price. Subject to section (1) below, the option price per share of Common Stock purchasable upon exercise of a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Common Stock on the date of grant if the Stock Option is intended to be an Incentive Stock Option.

          (c)Option Term. Subject to section (1) below, the term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date it is granted.

          (d) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that the Committee may waive any installment exercise or waiting period provisions, in whole or in part, at any time after the date of grant, based on such factors as the Committee shall deem appropriate in its sole discretion.

          (e) Method of Exercise. Subject to such installment exercise and waiting period provisions as may be imposed by the Committee, Stock Options may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased and the option price therefor. The notice of exercise shall be accompanied by payment in full of the option price in such form as the Committee may accept and, if requested, by the representation described in Section 9.2. The option price may be paid in cash or check acceptable to the Company or by any other consideration as the Committee deems acceptable. Unless otherwise determined by the Committee in its sole discretion at or after grant, if there is an established trading market in the Common Stock, payment in full or in part may be made in the form of Common Stock duly owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances), based on the Fair Market Value of the Common Stock on the last trading date preceding payment. Upon payment in full of the option price, as provided herein, a stock certificate or stock certificates representing the number of shares of Common Stock to which the Participant is entitled shall be issued and delivered to the Participant. A Participant shall not be deemed to be the holder of Common Stock, or to have the rights of a holder of Common Stock, with respect to shares subject to the Option, unless and until a stock certificate or stock certificates representing such shares of Common Stock are issued to such Participant.

          (f) Death. If a Participant's employment by the Company or a Subsidiary terminates by reason of death, unless otherwise determined by the Committee at the time of grant, any Stock Option held by such Participant which was exercisable at the date of death may be exercised by the legal representative of the Participant's estate at any time or times during the period beginning on the date of death and ending one year after the date of death or until the expiration of the stated term of such Stock option, whichever period is shorter, and any Stock Option not exercisable at the date of death shall be forfeited.

          (g) Disability. If a Participant's employment by the Company or a Subsidiary terminates by reason of Disability, unless otherwise determined by the Committee at the time of grant, any Stock Option held by such Participant which was exercisable on the date of such Termination of Employment may thereafter be exercised by the Participant at any time or times during the period beginning on the date of such termination and ending one year after the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option not exercisable on the date of such Termination of Employment shall be forfeited. If an Incentive Stock Option is exercised after the expiration of the exercise period that applies for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

          (h) Termination of Employment. In the event of a Termination of Employment by reason of retirement or for any reason other than death, Disability or Termination for Cause, unless otherwise determined by the Committee at the time of grant, any Stock Option held by such Participant which was exercisable on the date of such Termination of Employment may be exercised by the Participant at any time or times during the period beginning on the date of such Termination of Employment and ending one month after such date or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option not exercisable on the date of such Termination of Employment shall be forfeited.

          (i) Termination for Cause. In the event of a Termination for Cause, any Stock Option held by the Participant which was not exercised prior to the date of such Termination for Cause shall be forfeited.

          (j) Change of Control. In the event of a Change of Control, all outstanding Stock Options shall immediately become fully exercisable, and upon payment by the Participant of the option price (and, if requested, delivery of the representation described in Section 9.2), a stock certificate or certificates representing the Common Stock covered thereby shall be issued and delivered to the Participant.

          (k) Incentive Stock option Limitations. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

          Should the foregoing provisions not be necessary in order for the Stock Options to qualify as Incentive Stock options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

          (1) Ten-Percent Stockholder Rule. Notwithstanding any other provision of the Plan to the contrary, no Incentive Stock Option shall be granted to any person who, immediately prior to the grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, unless the option price is at least 110% of the Fair Market Value of the Common Stock on the date of grant and the option, by its terms, expires no later than five years after the date of grant.

                           ARTICLE VII

                     Termination or Amendment

     7.1. Termination or Amendment of the Plan. The Committee may at any time amend, discontinue or terminate the Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article IX); provided, however, that, unless otherwise required by law, the rights of a Participant with respect to Awards granted prior to such amendment, discontinuance or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the Company's stockholders, no amendment may be made that would (i) materially increase the aggregate number of shares of Common Stock that may be issued under the Plan (except by operation of Section 4.2);
(ii) materially modify the requirements as to eligibility to participate in the Plan; or (iii) materially increase the benefits accruing to Participants.

     7.2. Amendment of Awards. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to
Article IV, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock-Options for previously granted Stock Options having higher option prices.

                           ARTICLE VIII

                          Unfunded Plan

     8.1. Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payment not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                            ARTICLE IX

                        General Provisions

     9.1. Nonassignment. Except as otherwise provided in the Plan, Awards made hereunder and the rights and privileges conferred thereby shall not be sold, transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of such Award, right or privilege contrary to the provisions hereof, or upon the levy of any attachment or similar process thereon, such Award and the rights and privileges conferred hereby shall immediately terminate and the Award shall immediately be forfeited to the Company.

     9.2. Legend. The Committee may require each person acquiring shares pursuant to an Award under the Plan to represent to the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. The stock certificates representing such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     All certificates representing shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or stock market upon which the Common Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     9.3. Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     9.4. No Right to Employment. Neither the Plan nor the grant of any Award hereunder shall give any Participant or other employee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall there be a limitation in any way on the right of the Company or any Subsidiary by which a Participant is employed to terminate such Participant's employment at any time. Neither the Plan nor the grant of any Award hereunder shall give any Director or Consultant any right with respect to continued service as a director or consultant, nor shall the Plan impose any limitation on the right of the Company to terminate a Consultant's services at any time or constitute evidence of any agreement or understanding by the Company's stockholders that the Company will nominate any director for reelection.

     9.5. Withholding of Taxes. The Company shall have the right to reduce the number of shares of Common Stock otherwise deliverable pursuant to the Plan by an amount that would have a Fair Market Value equal to the amount of all Federal, state and local taxes required to be withheld, or to deduct the amount of such taxes from any cash payment otherwise to be made to the Participant. In connection with such withholding, the Committee may make such arrangements as are consistent with the Plan as it may deem appropriate.

     9.6.  Listing and Other Conditions.

          (a) If the Common Stock is listed on a national securities exchange, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option shall be suspended until such listing has been effected.

          (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any option shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or shall not result in the imposition of excise taxes.

          (c) Upon termination of any period of suspension under this Section 9.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any option.

     9.7. Governing Law. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Utah.

     9.8. Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

     9.9. Liability Of the Board and the Committee. No member of the Board or the Committee nor any employee of the Company or any of its subsidiaries shall be liable for any act or action hereunder, whether of omission or commission, by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.

     9.10. Other Benefits. No payment pursuant to an Award under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary nor affect any benefits under any other benefit plan now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation.

     9.11. Costs. The Company shall bear all expenses incurred in administering the Plan, including expenses of issuing Common Stock upon the exercise of options granted.

     9.12. Severability. If any part of the Plan shall b determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify remaining provisions of the Plan which shall continue in full force and effect.

     9.13. Successors. The Plan shall be binding upon and inure to the benefit of any successor or Successors of the Company.

     9.14. Headings. Article and section headings contained in the Plan are included for convenience only and are not to be used in construing or interpreting the Plan.

                            ARTICLE X

                      Effective Date of Plan

     10.1. The Plan shall be effective as of the earlier of (i) the date of first issuance of any Award under the Plan and (ii) the date of its approval by the Company's stockholders ("Stockholder Approval); provided, that any issuance of an Award prior to Stockholder Approval will be subject to Stockholder Approval being obtained within one year of the date of the Plan was approved by the Company's board of directors.

                            ARTICLE XI

                           Term of Plan

     11.1. No Stock option shall be granted pursuant to the Plan on or after the tenth anniversary of its approval by the Company's stockholders, but Awards granted prior to such tenth anniversary may extend beyond that date.


                            APPENDIX B


                            PROXY CARD
                               for
                  ANNUAL MEETING OF STOCKHOLDERS
                                of
                         MICROPOINT, INC

This Proxy is Solicited on Behalf of the Board Of Directors. The undersigned hereby appoints Douglas M. Odom as Proxy, with the power to appoint his substitute and hereby authorize them to represent and to vote, as designated below, all the shares of common stock of Micropoint, Inc. held on record by the undersigned on September 14, 1998 at the annual meeting of stockholders to be held on October 14, 1998, or any adjournment thereof.

1. Proposal to amend the Certificate of Incorporation to provide that the board of directors of the corporation is to consist of three classes of directors, with one class elected at each annual meeting of the stockholders for a term of three years.

                [ ] For     [ ] Against     [ ] Abstain

2. Election of Nominee Directors.

Term ending in 2001
[  ] FOR Douglas M. Odom
[  ] WITHHOLD AUTHORITY to vote for Douglas M. Odom

Term ending in 2000
[  ] FOR Don M. Jackson
[  ] WITHHOLD AUTHORITY to vote for Don M. Jackson

Term ending in 1999
[  ] FOR Jeffrey A. Coleman
[  ] WITHHOLD AUTHORITY to vote for Jeffrey A. Coleman

3. Proposal to increase to 6,000,000 the number of shares of common stock that may be issued under the Micropoint, Inc. Omnibus Stock Option Plan.

                [ ] For     [ ] Against     [ ] Abstain

4. Proposal to amend the Certificate of Incorporation to eliminate the ability of the Company's stockholders to act by written consent.

                [ ] For     [ ] Against     [ ] Abstain

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no directions are made, this proxy will be voted for the above Proposals.

     Please sign below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated: ________________________, 1998


Please mark, sign, date and return the proxy card promptly using the enclosed envelope or proxy cards may be sent by facsimile to Colonial Stock at (801) 355-6505.

                                 _____________________________________________
                                 (signature)

                                 _____________________________________________
                                 (signature if held jointly)


                                 _____________________________________________
                                 (print name of stockholder(s))